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                                                                   EXHIBIT 99.1
                                 FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                     OF SECURITY CAPITAL INDUSTRIAL TRUST

  The undersigned shareholder of Security Capital Industrial Trust, a Maryland real estate investment trust ("SCI"), hereby appoints Thomas G. Wattles, K. Dane Brooksher and Jeffrey A. Klopf, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of SCI to be held on September 8, 1997, at 2:00 p.m., Mountain time, at 14100 East 35th Place, Aurora, Colorado 80011 and at any adjournment(s) or postponement(s) thereof, and to vote and otherwise represent all the shares that the undersigned is entitled to vote with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Proxy Statement and Prospectus. The undersigned hereby revokes any proxy previously given with respect to such shares.
  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and Prospectus.
  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
1. The approval and adoption of the Merger and Issuance Agreement, dated as of March 24, 1997, between SCI and Security Capital Group Incorporated, as amended, and the transactions contemplated thereby.

                         [_] FOR[_] AGAINST[_] ABSTAIN

2. The amendment to the Amended and Restated Declaration of Trust.

                         [_] FOR[_] AGAINST[_] ABSTAIN

3. The approval of the Security Capital Industrial Trust 1997 Long-Term Incentive Plan.

                         [_] FOR[_] AGAINST[_] ABSTAIN

4. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

                                          [_] MARK HERE IF YOU PLAN TO ATTEND
                                              THE MEETING
                                          Please sign exactly as name appears
                                          hereon and date. If the shares are
                                          held jointly, each holder should
                                          sign. When signing as an attorney,
                                          executor, administrator, trustee,
                                          guardian or as an officer signing
                                          for a corporation, please give the
                                          full title under signature.


                                          -------------------------------------
                                                        Signature


                                          -------------------------------------
                                               Signature, if held jointly

                                          Dated:           , 1997

  Registered owners of common shares who plan to attend the special meeting must detach and retain the admission ticket which is attached to the proxy card. Beneficial owners of common shares who plan to attend the special meeting in person may obtain admission tickets in advance by sending written requests, along with proof of ownership, such as a bank or brokerage firm account statement, to: Assistant Secretary, Security Capital Industrial Trust, 14100 East 35th Place, Aurora, Colorado 80011. Record owners and beneficial owners (including the holders of valid proxies therefrom) who do not present admission tickets at the meeting will be admitted upon verification of ownership at the admission counter at the special meeting. Verification of ownership for record holders (including the holders of valid proxies therefrom) will consist of a valid form of personal identification (such as a driver's license or passport) and for beneficial owners will consist of a bank or brokerage firm account statement together with a valid form of personal identification.
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                             FOLD AND DETACH HERE
ADMISSION TICKET                            SPECIAL MEETING OF SHAREHOLDERS

                                            Monday, September 8, 1997

[LOGO]
                                            2:00 p.m. (Mountain time)


SECURITY CAPITAL INDUSTRIAL TRUST
[Insert Recordholder Information]
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